U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                      FORM 8-K


                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): July 24, 2006

                                WORLD AM, INC.
                (Exact Name of Company as Specified in Its Charter)

          Nevada                          0-30639              90-0142757
(State or Other Jurisdiction     (Commission File Number)   (I.R.S. Employer
      of Incorporation)                                     Identification No.)

   4040 MacArthur Boulevard, Suite 240, Newport Beach, California    92660
           (Address of Principal Executive Offices)                 (Zip Code)

          Company's telephone number, including area code:  (949) 955-5355

                      _______________________________________
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a) Effective on July 24, 2006, the independent accountant who was previously engaged as the principal accountant to audit the Company's financial statements, L.L. Bradford & Company, LLC, was terminated. This termination was approved by the Company's board of directors. This accountant audited the Registrant's financial statements for the period from March 4, 2005 (inception) through December 31, 2005. This firm's report on these financial statements was modified as to uncertainty that the Company will continue as a going concern; other than this, the accountant's report on the financial statements for those fiscal years neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's most recent fiscal year, and the subsequent interim period preceding such termination, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In addition, there were no "reportable events" as described in Item 304(a)(1)(iv)(B)1 through 3 of Regulation S-B that occurred within the Company's most recent fiscal year and the subsequent interim period preceding the former accountant's termination.

     (b) Effective on July 24, 2004, the firm of Corbin & Company, LLP was engaged to serve as the new principal accountant to audit the Company's financial statements. The decision to retain this accountant was approved by the Company's board of directors. During the Company's most recent fiscal year, and the subsequent interim period prior to engaging this accountant, neither the Company (nor someone on its behalf) consulted the newly engaged accountant regarding any matter.

     (c) The Company has requested that L.L. Bradford & Company, LLC furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company as set forth above in response to Item 304(a)(3) of Regulation S-B.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am, Inc.



Dated: August 1, 2006                  By: /s/ Robert A. Hovee
                                       Robert A. Hovee,Chief Executive Officer